Form 8-K for TELESOFT CORP filed on Feb 18 1997




Form 8-K
U.S. Securities and Exchange Commission
  Washington, D.C. 20549


Pursuant to Section 13 OR 15(d) of the Securities Exchange
Act of 1934



TELESOFT CORP.
(Exact name of small business issuer as specified in its charter)


        Arizona                                        86-0431009
(State or other jurisdiction of                      (I.R.S. Employer
 incorporation or organization)                       Identification No.)



3216 North Third Street, Phoenix, Arizona  85012
 (Address of principal executive offices)


(602) 265-6311
(Issuer's telephone number, including area code)



(Former name, former address and former fiscal year, if changed since last report)




















Item 4.    Changes in Registrant's Certifying Accountants

On December 15, 1997, the Registrant, acting on the direction of its Board of Directors, selected BDO Seidman, L.L.P., as its new independent accountants.



SIGNATURES

	Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf bye the undersigned hereunto duly authorized.


Telesoft Corp.



/s/ Thierry E. Zerbib

Thierry E. Zerbib
Vice President/Secretary
Date:  December 23, 1997